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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 7, 2007

                           NEXTEST SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                   000-51851               77-047-0150
  (State or other jurisdiction        (Commission           (I.R.S. Employer
        of incorporation)             File Number)         Identification No.)

                      1901 MONTEREY RD, SAN JOSE, CA 95112
             (Address of principal executive offices, with zip code)

                                 (408) 817-7200
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
           CERTAIN OFFICERS

     As announced on March 9, 2007, the Board of Directors of Nextest Systems Corporation (the "Company") appointed Mr. Tim F. Moriarty, currently the Company's Vice President of Sales and Marketing, as the Company's President, effective on March 7, 2007. Mr. Robin Adler will remain the Company's Chief Executive Officer and the Company's principal executive officer.

     As the Company's President, Mr. Moriarty will be entitled to receive annual cash compensation of $375,000, and be eligible to receive a bonus based on the achievement of certain individual and corporate objectives, in accordance with the Company's fiscal 2007 Management Bonus Plan. For fiscal 2007, the target amount of Mr. Moriarty's bonus is $200,000, with Mr. Moriarty's minimum guaranteed bonus for fiscal 2007 being $67,000.

     On March 7, 2007, Mr. Moriarty was granted an option to purchase 250,000 shares of the Company's common stock, which option will vest and become exercisable at the rate of 20% per year, beginning on July 1, 2007, for so long as Mr. Moriarty continues to be employed by the Company. The per-share exercise price of the option is $12.46, the closing price of the Company's common stock on the grant date. Additionally, on March 7, 2007, Mr. Moriarty was granted 50,000 restricted shares of the Company's common stock, subject to a right of repurchase by the Company, which right will lapse with respect to 20% of the shares each year, beginning on August 15, 2007.

     On March 9, 2007, the Company issued a press release announcing the appointment of Mr. Moriarty as the Company's President. The text of the press release is attached as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

99.1    Press Release of Nextest Systems Corporation dated March 9, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     NEXTEST SYSTEMS CORPORATION


Date:  March 9, 2007                                 By: /s/ Robin Adler
                                                         -----------------------
                                                         Robin Adler
                                                         Chief Executive Officer

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